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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 5, 1997

                             CONTINUCARE CORPORATION
               -------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     FLORIDA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

          0-21910                                         59-2716023
 (COMMISSION FILE NUMBER)                      (IRS EMPLOYER IDENTIFICATION NO.)

            CONTINUCARE CORPORATION
            100 SOUTHEAST 2ND STREET, 36TH FLOOR
            MIAMI, FLORIDA                                         33131
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                     (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (305) 350-7515


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ITEM 5.  OTHER EVENTS

         A press release issued by Continucare Corporation on December 5, 1997 is attached hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired.

             Not Applicable.

         (b) Pro Forma Financial Information.

             Not Applicable.

         (c) Exhibits

             99.1   Press Release of the Company dated December 5, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CONTINUCARE CORPORATION


Date:  December  12, 1997              By:/s/  CHARLES M. FERNANDEZ
                                          --------------------------------------
                                               Charles M. Fernandez
                                               Chairman, Chief Executive Officer
                                               and President


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                                  EXHIBIT INDEX

99.1          Press release of the Company dated December 5, 1997.